A Premium Brand Built Over 175 Years Investor Presentation November 2017 Exhibit 99.1

Forward-Looking Statement Certain statements contained in this presentation are forward-looking in nature. These include all statements about People's United Financial, Inc. (“People’s United”) plans, objectives, expectations and other statements that are not historical facts, and usually use words such as "expect," "anticipate," "believe," "should" and similar expressions. Such statements represent management's current beliefs, based upon information available at the time the statements are made, with regard to the matters addressed. All forward-looking statements are subject to risks and uncertainties that could cause People's United’ actual results or financial condition to differ materially from those expressed in or implied by such statements. Factors of particular importance to People’s United include, but are not limited to: (1) changes in general, international, national or regional economic conditions; (2) changes in interest rates; (3) changes in loan default and charge-off rates; (4) changes in deposit levels; (5) changes in levels of income and expense in non-interest income and expense related activities; (6) changes in accounting and regulatory guidance applicable to banks; (7) price levels and conditions in the public securities markets generally; (8) competition and its effect on pricing, spending, third-party relationships and revenues; (9) the successful integration of acquisitions; and (10) changes in regulation resulting from or relating to financial reform legislation. People's United does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

A Premium Brand Built Over 175 years Leading market position in one of the best commercial banking markets in the U.S. Customer centric approach to banking Diversified portfolio of products & services Relationship profitability focus Consistent and sustainable earnings growth Exceptional risk management & asset quality Consistent return of capital to shareholders Unwavering commitment to building a strong banking franchise for the long-term Corporate Headquarters – Bridgeport, Connecticut

Founded in 1842, People’s United is a premier, community-based regional bank with leading positions across the large and attractive banking markets of the northeastern United States Expertise in Consumer, Business, Commercial Banking, Wealth Management, and Insurance Solutions Assets Loans Deposits Branches Market Capitalization $44.0 Billion $32.4 Billion Dividend Yield $32.5 Billion Approx. 400 $6.3 Billion 3.7% *Financial / branch data as of September 30, 2017. Market capitalization and dividend yield as of November 3, 2017 Corporate Overview

Jack Barnes President & CEO, Director Years in Banking: 30+ Professional Experience: People’s United Bank (SEVP, CAO), Chittenden, FDIC Galan Daukas SEVP Wealth Management Years in Banking: 30+ Professional Experience: People’s United Bank, Washington Trust, The Managers Fund, Harbor Capital Management Sara Longobardi SEVP Retail Banking Years in Banking: 30+ Professional Experience: People’s United Bank Dave Norton SEVP, Chief Human Resources Officer Years in Banking: 5+ Professional Experience: People’s United Bank, New York Times, Starwood, PepsiCo Lee Powlus SEVP, Chief Administrative Officer Years in Banking: 25+ Professional Experience: People’s United Bank, Chittenden, Alltel David Rosato SEVP & CFO Years in Banking: 30+ Professional Experience: People’s United Bank, Webster, M&T Chantal Simon SEVP & Chief Risk Officer Years in Banking: 25+ Professional Experience: People’s United Bank, Merrill Lynch US Bank, Lazard Freres & Co. Jeff Tengel SEVP Commercial Banking Years in Banking: 30+ Professional Experience: People’s United Bank, PNC, National City Bob Trautmann SEVP, General Counsel Years in Banking: 20+ Professional Experience: People’s United Bank, Tyler Cooper & Alcorn Kirk Walters SEVP Corporate Development & Strategic Planning, Director Years in Banking: 30+ Professional Experience: People’s United Bank, Santander, Sovereign, Chittenden, Northeast Financial Seasoned Leadership Team Collectively over 250 years of banking experience

c which comprised: Chittenden Bank Burlington, VT Ocean Bank Portsmouth, NH Maine Bank & Trust Portland, ME Merrill Bank Bangor, ME Flagship Bank Worcester, MA Bank of West. Mass. Springfield, MA 57 branches from Citizens in the New York Metro area Including 53 branches in Stop & Shop supermarkets Since 1995, People’s United has had an exclusive relationship with Stop & Shop to operate branches in Connecticut stores Danvers, MA Financial Federal New York, NY Lowell, MA North Andover, MA Smithtown, NY Suffolk Bancorp Riverhead, NY Thoughtful Geographic Expansion Acquisitions expanded and then further deepened People’s United presence beyond Connecticut into the New York Metro area and New England, particularly Greater Boston 2008 2010 2011 2012 2017 LEAF Commercial Capital Philadelphia, PA (Equipment Finance) Acquisitions (Equipment Finance)

In-Store Branches Traditional Branches Successful In-Store Branch Strategy In-store locations are open 37% more hours per week, but are approximately 30% less expensive to operate Operate 147 in-store branches at Stop & Shop grocery stores in CT & NY Leverage People’s United brand with the ~3.3 million shoppers who visit CT & NY Stop & Shop locations each week Offer same products and services as a traditional branch Utilize hub and spoke strategy In-store locations situated near a traditional branch Customers often use both in-store and traditional locations Open 56 hours per week versus 41 hours for a traditional branch (Last 12 months through September 30, 2017 ) Note: statistics represent Connecticut and New York branches only Inwood, New York – (Long Island)

Long-term relationships with customers; average tenure of our top 25 relationships is over 16 years Local decision making; customers relationships are with local management Single point of contact with customers; break down silos to present a full range of solutions comparable to that of larger banks Senior management frequently interacts with customers Reputation and word-of-mouth referrals often drive new business Broad distribution: ~400 branches across six states, ~600 ATMs, online and mobile banking Call center operations locally located in Bridgeport, CT and Burlington, VT Long History of Relationship Management People’s United has received 35 awards since 2009 for distinguished quality service* *Greenwich Associates is the leading provider of local market intelligence and advisory services for the banking industry. Our ability to build deep, multi-product relationships not only satisfies the needs of customers, but also improves the Company’s profitability

c Diversified Loan Portfolio by Product CAGR: 9% Commercial Real Estate $11.2 / 35% Equipment Financing $3.7 / 11% Residential Mortgage $6.8 / 21% Commercial & Industrial $8.6 / 27% Home Equity & Other Consumer $2.1 / 6% Successful geographic expansion, organic growth, opportunistic acquisitions, investment in talent and new business initiatives have driven continued growth ($ in billions, end of period loan balances) Commercial: $23.5 / 73% Retail: $ 8.9 / 27% Note: Acquisitions of LEAF Commercial Capital & Suffolk Bancorp closed in August 2017 and April 2017, respectively.

c Home Equity Loans 10% Other 3% Packaging 3% Manufacturing 6% Wholesale Dist. 5% Hospitality & Entertainment 5% Health Services 4% Other 7% Transportation/ Utility 3% (At September 30, 2017, end of period balances) Residential (Multi-Family) 36% Retail 26% Office Buildings 20% Other 4% Health Care 3% Industrial / Manufacturing 6% Finance & Insurance 17% Service 18% Manufacturing 16% Wholesale Dist. 13% Retail Sales 9% Transportation / Utility 30% Construction 13% Rental & Leasing Services 12% Service 8% Real Estate 9% Diversified Loan Portfolio by Product Commercial Real Estate: $11.2 billion Commercial & Industrial: $8.6 billion Equipment Financing: $3.7 billion Residential Mortgage: $6.8 billion Home Equity & Other Consumer: $2.1 billion Health Services 8% Other 7% Originated weighted average FICO score – Sept. YTD Residential mortgage: 759 Home equity: 766 Originated weighted average LTV – Sept. YTD Residential mortgage: 69% Home equity: 59% 63% of home equity originations during past 3 years in first lien position Fixed Rate 12% Adjustable Rate 88% Commercial Retail Home Equity Lines of Credit 87% Printing 6% Waste 5% Mining, Oil & Gas 1%

c Leveraging investments in the New York Metro and Greater Boston areas, while also strengthening multi-product relationships across heritage markets Total Loan Portfolio: $21.7 Billion December 31, 2012 Total Loan Portfolio: $32.4 Billion September 30, 2017 New York / Massachusetts $6.9 Billion / 31% New York / Massachusetts $13.0 Billion / 40% Connecticut $6.6 / 31% New York $2.9 / 13% Other $3.6 / 17% Massachusetts $4.0 / 18% Vermont $1.8 / 8% New Hampshire $1.3 / 6% New Jersey $0.6 / 3% Maine $0.9 / 4% Connecticut $7.8B / 24% New York $7.3B / 22% Massachusetts $5.7B / 18% Vermont $1.8B / 6% New Jersey $1.6B / 5% New Hampshire $1.4B / 4% CAGR: 14% Maine $1.0B / 3% Other $5.8B / 18% Diversified Loan Portfolio by Geography

c 0.18% PBCT Median, excluding PBCT = 0.90% Source: SNL Financial Sustained Exceptional Asset Quality Our conservative and well-defined underwriting approach will not be sacrificed to achieve growth as maintaining exceptional asset quality is an important lever in building long-term value Average Annual Net Charge-Offs / Average Loans - Peer Group Comparison 2007-2016 Asset quality is owned by all levels of the franchise

c FHLB, Federal Reserve Bank Stock & Other $0.3 / 5% High Quality Securities Portfolio ($ in billions, end of period balances) Agency MBS & Agency CMOs comprised of 10-year & 15-year collateral constitute 54% of the portfolio Municipal bond portfolio has an underlying weighted credit rating above AA Agency MBS - AFS $2.4 / 34% Municipal - HTM $2.0 / 29% Agency MBS - HTM $1.3 / 19% Bonds, Notes & Debentures $0.8 / 12% Agency CMOs $0.1 / 1% 15.7% 16.6% 16.6% 13.9% 15.2% 15.4% % of Assets Note: Duration of the securities portfolio is ~5.0 years Securities portfolio does not contain CLOs, CDOs, trust preferred, or private-label mortgage-backed securities Held to maturity (HTM) securities reported on an amortized cost basis (book value). Available for sale (AFS) securities reported at fair value Securities portfolio as a percentage of total assets remains low relative to peers

c Emphasizing Deposit Gathering Across the Franchise CAGR: 9% Strong deposit market positions across our footprint and significant growth opportunities in New York Metro and Massachusetts ($ in billions, end of period balances) Leading Deposit Market Shares1 #4 in New England #3 in Connecticut (#1 in Fairfield County) #1 in Vermont #4 in New Hampshire Connecticut $17.3B / 53% New York $5.3B / 16% Massachusetts $3.8B / 12% Vermont $3.1B / 10% New Hampshire $1.6B / 5% Maine $1.4B / 4% 37bps 1Source: SNL Financial; FDIC data as of June 30, 2017; excludes trust institutions; excludes non-retail branches 34bps 35bps 33bps 37bps 43bps Deposit costs Note: Acquisition of Suffolk Bancorp closed in April 2017

Net interest income has increased as loan growth has outweighed net interest margin compression in recent years Focusing on Revenue Growth: Net-Interest Income CAGR: 1% (ex. Accretion: 7%) $929 $889 $912 $932 $972 $725 $808 ($ in million) Net-Interest Income (ex. Accretion) Accretion 2.94% 2.88% 3.09% 3.31% 3.86% Net Interest Margin 2.80% 2.80% Note: Acquisitions of LEAF Commercial Capital & Suffolk Bancorp closed in August 2017 and April 2017, respectively.

c Strengthening non-interest income organically and via acquisition despite industry-wide headwinds related to bank service charges Focusing on Revenue Growth: Non-Interest Income CAGR: 2% (ex. Bank Service Charges: 4%) ($ in million) Aspire for 30% of total revenues to be derived from non-interest income Bank Service Charges $73 / 26% Operating Lease Income: $32 / 11% Other: $30 / 10% YTD September 2017 Acquisitions of Suffolk Bancorp & Gerstein Fisher closed in April 2017 & November 2016, respectively. $320 $342 $327 $343 $349 $259 $281 Non-Interest Income (Ex. net security gains/losses and certain one-time gains) Net security gains (losses): YTD 2017: ($16 million); 2016: ($6 million); 2014: $3 million. One-time gains: 2015: $9 million (payroll services sale) and 2014: $21 million (merchant services joint venture). Investment Management Fees: $49 / 18% Commercial Banking Lending Fees: $27 / 10% Insurance: $26 / 9% Cash Management: $20 / 7% Brokerage Commissions: $9 / 3% Customer Int. Rate Swaps: $7 / 3% BOLI: $5 / 2% Net Gains on Sales of Loans: $3 / 1% Non-Interest Income (ex. Bank Service Charges) Bank Service Charges

c Enhancing Wealth Management Business Acquired November 2016 New York City-based investment management firm with over two decades of experience creating innovative solutions for clients. Manages assets using a quantitative Multi-Factor® approach, which structures portfolios to overweight the factors that leading-edge academic research has identified as having the potential to deliver enhanced returns. CAGR: 15% (Organic CAGR: 9%) Discretionary Assets Under Management ($ in billions, end of period deposit balances) Some of the country’s most attractive demographic markets for potential Wealth clients are within People’s United footprint Full Range of Wealth Services & Solutions Financial planning Trust & estate solutions Investment management Private banking Self-directed investing Retirement plan services Institutional trust services

c Deeply Ingrained Culture of Controlling Costs Thoughtfully managing expenses while continuing to make strategic investments in revenue producing initiatives and cover heightened regulatory compliance costs Note: Close dates of recent acquisitions: LEAF Commercial Capital (August 2017), Suffolk Bancorp (April 2017) & Gerstein Fisher (November 2016) CAGR: 1% ($ in millions) Continued emphasis on improving operating leverage has steadily lowered the efficiency ratio Compensation & Benefits: $380 / 55% Occupancy & Equipment: $118 / 17% Professional & Outside Services: $49 / 7% Other: $67 / 10% Non-Interest Expenses (Ex. merger-related and acquisition integration costs) YTD Sept. 2012 2013 2014 2015 2016 2016 2017 61.2% 62.3% 62.1% 61.5% 60.5% 61.0% 58.3% Regulatory Assessments: $30 / 4% Operating Lease Expense: $26 / 4% Amortization of Other Acquisition-Related Intangible Assets: $22/ 3% YTD September 2017 Merger-related and acquisition integration costs: YTD Sept. 2017: $29 million; YTD Sept. 2016: $3 million; 2016: $5 million; 2013: $1 million; 2012: $5 million.

Preparing for the $50 Billion Asset Threshold Goal is to complete the process internally and avoid unusual one-time costs In 2015, People’s United formed a program, “B50B” or “Be $50 Billion”, designed to further drive the organization to meet the heightened expectations with predictability, sustainability and scalability. At the foundation of the program are the following core elements: Corporate governance Organizational structure / staffing Policy / process / procedure Control, model and data governance Given the strategic priority of B50B, a steering committee was established to oversee the program’s success Committee is chaired by the CEO Reports to the Executive Risk Oversight Committee and, at the Board level, the Enterprise Risk Committee Within B50B, cross-functional readiness review teams were assigned to key requirements identified as critical to crossing the $50 billion asset threshold Readiness review teams include seniors leaders from the impacted area as well senior leaders from Information Technology, Legal, Compliance/Risk, and Audit These teams have completed gap analyses on each of these requirements As a result of this analysis, the Company continues to build out modeling, data management and staff capabilities In recent years, the Company has made investments to its corporate infrastructure in areas such as enterprise risk management, model development and validation, internal audit, compliance, operational risk, and BSA/AML

Continuing to Improve Profitability Earnings Per Common Share CAGR: 6% Our consistent, customer-centric approach to banking combined with a full range of products and services differentiates People’s United in the marketplace and further enhances profitability $0.73 During the first 9 months of 2017, the Company incurred merger-related expenses of $29 million pre-tax ($20 million after-tax) or $0.06 per common share compared to $3 million pre-tax ($2 million after-tax) or $0.01 per common share for the same period of 2016 EPS calculated on an operating basis $0.69

c One of the Company’s most important objectives is protecting the dividend as the franchise grows in size Consistent Return of Capital The ability to consistently return capital to shareholders is a key part of our business model and illustrates the success we have had maintaining asset quality and growing the balance sheet Annual Common Stock Dividend Per Share 24 Consecutive Years of Increases

Second Step Conversion April 2007 ($ in millions) The common dividend per share was not adjusted despite the share count increase from the 2007 second step conversion and led to an outsized common dividend payout ratio Reducing Common Dividend Payout Ratio Through Earnings Growth 23% 38% 48% 87% 141% 201% 264% 115% 89% 88% 78% 77% 74% Common Dividend Payout Ratio Note: The Company repurchased 86 million common shares from 2010-2013

c Moving Forward Prudential Center Branch – Boston, Massachusetts Park Avenue Branch – Manhattan, New York Further expansion in New York Metro and Greater Boston areas, while continuing to strengthen multi-product relationships across heritage markets Build upon recent acquisitions of Suffolk Bancorp and Gerstein Fisher Expand underserved commercial verticals Recent implementation of leading edge customer relationship management system Improve sales force effectiveness Broaden customer relationships Accelerate referral activity Leverage the addition of seasoned Chief Marketing Officer Utilize technology to improve efficiencies and customer experience Improve customer acquisition and retention Introduce new products and product enhancements to better serve customers and further diversify revenue mix Build-out syndications capability to compete on larger transactions Continue to build out international product set Continue to enhance large-corporate and government banking businesses Leverage recent selections to manage the core banking services for Massachusetts and Vermont Further strengthen deposit gathering capabilities across the franchise Opportunities to further deliver superior service to customers and profitable growth to shareholders

c Shareholder Focused Corporate Governance Structure Diverse Board of Directors with broad experience, expertise and qualifications Position of Chief Executive Officer separate from Chairman of the Board since 2008 Nine of the Company’s eleven directors are independent Independent members of Board meet regularly in executive session Bylaws require non-executive Chairman of the Board be an independent director Each member of Compensation, Nominating and Governance Committee is independent All directors elected annually Election of directors by majority vote, not plurality vote Board conducts annual self evaluation Compensation program for senior executive officers aligned with pay for performance principles Stock ownership guidelines (CEO 5X base salary, other senior executive officers 3X base salary) Incentive compensation clawback policy adopted Prohibition on hedging and pledging

c Helping communities where we live and work to grow and thrive is good for business Community Partnership Matters Community Development Youth Development Affordable Housing Areas of Focus $3.3 Million $2.9 Million $721,000 $80 Million 30,000 Hours Awarded by People’s United Community Foundation and the People’s United Community Foundation of Eastern Mass. to over 500 nonprofit organizations Provided by People’s United Bank Community Relations in support of local events and charitable initiatives Donated to local United Ways during the People’s United annual United Way Giving Campaign Allocated to Community Reinvestment Act (CRA) – related investments Volunteered by People’s United Bank employees Full Year 2016

Third Quarter 2017 Results

Net income of $90.8 million, or $0.26 per common share Operating earnings per common share of $0.26, increased $0.02 and $0.01, respectively, from the second quarter and prior year quarter Net interest income1 of $285 million, an increase of $10 million or 4% Net interest margin of 3.04%, an increase of 8 basis points Loan balances increased $773 million, 10% annualized rate Deposit balances increased $733 million, 9% annualized rate Non-interest income of $89 million, a decrease of $2 million or 3% Non-interest expense (ex. merger-related expenses) of $234 million, an increase of $2 million or less than 1% Efficiency ratio of 57.3%, an improvement of 110 basis points Net loan charge-offs of 0.06%, an improvement of 3 basis points 1 Net interest income on a fully taxable equivalent basis was $296 million, an increase of 4%. (Comparisons versus second quarter 2017, unless noted otherwise) Third Quarter 2017 Overview

Net Interest Income1 ($ in millions) $274.9 $284.6 1 Net interest income on a fully taxable equivalent basis for 2Q 2017 and 3Q 2017 was $285.2 million and $295.8 million, respectively. $15.2 ($3.8) +$9.7 or 4% Linked-Quarter Change $1.9 ($3.2) ($0.4)

Net Interest Margin 2.96% 3.04% 12 bps (4 bps) +8 bps Linked-Quarter Change 2 bps 1 bp (3 bps)

Loans $32,385 ($ in millions, end of period balances) $31,611 Annualized linked quarter change: +10%, (Ex. LEAF Commercial Capital: +1%) $787 ($38) $93 $17 ($85) Linked-Quarter Change

Deposits ($ in millions, end of period balances) $32,547 $543 $31,815 Annualized linked quarter change: +9% Linked-Quarter Change $256 $89 ($156)

Non-Interest Income ($ in millions) $91.6 $89.3 ($4.5) $2.2 ($2.3) or (3%) Linked-Quarter Change ($0.6) ($0.5) $0.6 $0.4 $0.3 $0.3 ($0.5)

Non-Interest Expense ($ in millions) $237.1 $257.3 ($21.8) Ex. Merger-Related Expenses: +$1.6 or <1% Linked-Quarter Change ($0.8) $1.4 $0.4 $0.6

Efficiency Ratio Quarterly Trend

Asset Quality 1Non-performing assets (excluding acquired non-performing loans) as a percentage of originated loans plus all REO and repossessed assets; acquired non-performing loans excluded as risk of loss has been considered by virtue of (i) our estimate of acquisition-date fair value, (ii) the existence of an FDIC loss sharing agreement, and/or (iii) allowance for loan losses established subsequent to acquisition Notes: Source: SNL Financial Top 50 Banks represents the largest 50 banks by total assets in each respective quarter. 2Ex. acquired loan charge-offs, PBCT’s charge-off ratio was 0.05%, 0.06%, 0.03%, 0.05% & 0.03% in 3Q 2017, 2Q 2017, 1Q 2017, 4Q 2016 & 3Q 2016, respectively PBCT Peer Group (Median) Top 50 Banks (Median) PBCT Peer Group (Median) Top 50 Banks (Median) Non-Performing Assets / Loans & REO (%)1 Net Charge-offs / Average Loans1

Returns Return on Average Assets Return on Average Tangible Common Equity 0.77% 10.9% Returns calculated on an operating basis 2nd quarter 2017 returns were significantly impacted by merger-related expenses of $24.8 million ($16.8 million after-tax)

Capital Ratios Sep. 30, 2016 Dec. 31, 2016 Mar. 31, 2017 Jun. 30, 2017 Sep. 30, 2017 People’s United Financial, Inc. Tang. Com. Equity/Tang. Assets 7.2% 7.2% 7.4% 7.5% 7.1% Tier 1 Leverage Capital 7.7% 8.4% 8.5% 8.6% 8.3% Common Equity Tier 1 Capital 9.7% 9.9% 10.0% 10.1% 9.5% Tier 1 Risk-Based Capital 9.7% 10.7% 10.8% 10.9% 10.3% Total Risk-Based Capital 11.5% 12.5% 12.7% 12.6% 12.0% People’s United Bank, N.A. Tier 1 Leverage 8.6% 8.9% 8.9% 9.0% 8.6% Common Equity Tier 1 Capital 10.8% 11.3% 11.3% 11.3% 10.7% Tier 1 Risk-Based Capital 10.8% 11.3% 11.3% 11.3% 10.7% Total Risk-Based Capital 12.8% 13.3% 13.4% 13.3% 12.6%

Interest Rate Risk Profile 1Yield curve twist pivot point is 18 month point on yield curve. Short End defined as overnight to 18 months. Long End defined as terms greater than 18 months. Immediate Parallel Shock Est. Change in NII Yield Curve Twist1 Est. Change in NII Sep. 30, 2017 Jun. 30, 2017 Net Interest Income (NII) Sensitivity

Peer Group Firm Ticker City State 1 Associated ASB Green Bay WI 2 Citizens CFG Providence RI 3 Comerica CMA Dallas TX 4 Cullen/Frost CFR San Antonio TX 5 East West EWBC Pasadena CA 6 First Horizon FHN Memphis TN 7 Huntington HBAN Columbus OH 8 KeyCorp KEY Cleveland OH 9 M&T MTB Buffalo NY 10 New York Community NYCB Westbury NY 11 Signature SBNY New York NY 12 Synovus SNV Columbus GA 13 Umpqua UMPQ Portland OR 14 Webster WBS Waterbury CT 15 Zions ZION Salt Lake City UT

Non-GAAP Financial Measures and Reconciliation to GAAP In addition to evaluating People’s United Financial Inc. ("People's United") results of operations in accordance with U.S. generally accepted accounting principles (“GAAP”), management routinely supplements its evaluation with an analysis of certain non-GAAP financial measures, such as the efficiency and tangible common equity ratios, tangible book value per common share and operating earnings metrics. Management believes these non-GAAP financial measures provide information useful to investors in understanding People’s United’s underlying operating performance and trends, and facilitates comparisons with the performance of other financial institutions. Further, the efficiency ratio and operating earnings metrics are used by management in its assessment of financial performance, including non-interest expense control, while the tangible common equity ratio and tangible book value per common share are used to analyze the relative strength of People’s United’s capital position. The efficiency ratio, which represents an approximate measure of the cost required by People’s United to generate a dollar of revenue, is the ratio of (i) total non-interest expense (excluding operating lease expense, goodwill impairment charges, amortization of other acquisition-related intangible assets, losses on real estate assets and non-recurring expenses, (the numerator) to (ii) net interest income on a fully taxable equivalent ("FTE") basis plus total non-interest income (including the FTE adjustment on bank-owned life insurance ("BOLI") income, the netting of operating lease expense and excluding gains and losses on sales of assets other than residential mortgage loans and acquired loans, and non-recurring income) (the denominator). People’s United generally considers an item of income or expense to be non-recurring if it is not similar to an item of income or expense of a type incurred within the last two years and is not similar to an item of income or expense of a type reasonably expected to be incurred within the following two years.

Non-GAAP Financial Measures and Reconciliation to GAAP Operating earnings exclude from net income available to common shareholders those items that management considers to be of such a non-recurring or infrequent nature that, by excluding such items (net of income taxes), People’s United’s results can be measured and assessed on a more consistent basis from period to period. Items excluded from operating earnings, which include, but are not limited to: (i) non-recurring gains/losses; (ii) merger-related expenses, including acquisition integration and other costs; (iii) writedowns of banking house assets and related lease termination costs; (iv) severance-related costs; and (v) charges related to executive-level management separation costs, are generally also excluded when calculating the efficiency ratio. Effective in 2016, recurring writedowns of banking house assets and certain severance-related costs are no longer considered to be non-operating expenses. Operating earnings per common share is derived by determining the per common share impact of the respective adjustments to arrive at operating earnings and adding (subtracting) such amounts to (from) earnings per common share, as reported. Operating return on average assets is calculated by dividing operating earnings (annualized) by average total assets. Operating return on average tangible common equity is calculated by dividing operating earnings (annualized) by average tangible common equity. The operating common dividend payout ratio is calculated by dividing common dividends paid by operating earnings for the respective period. The tangible common equity ratio is the ratio of (i) tangible common equity (total stockholders’ equity less preferred stock, goodwill and other acquisition-related intangible assets) (the numerator) to (ii) tangible assets (total assets less goodwill and other acquisition-related intangible assets) (the denominator). Tangible book value per common share is calculated by dividing tangible common equity by common shares (total common shares issued, less common shares classified as treasury shares and unallocated Employee Stock Ownership Plan ("ESOP") common shares). In light of diversity in presentation among financial institutions, the methodologies used by People’s United for determining the non-GAAP financial measures discussed above may differ from those used by other financial institutions.

For more information, investors may contact: Andrew S. Hersom (203) 338-4581 andrew.hersom@ peoples.com